Earnings Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share

The following table presents the computation of basic and diluted loss per share:

	For the year ended December 31,
($ and shares in thousands, except per share amounts)	2019	2018	2017
Numerator:
Net loss attributable to IGT PLC	(19,025)	(21,350)	(1,068,576)

Denominator:
Weighted-average shares - basic and diluted	204,373	204,083	203,130

Net loss attributable to IGT PLC per common share - basic and diluted	(0.09)	(0.10)	(5.26)

Certain stock options to purchase common shares were outstanding, but were excluded from the computation of diluted earnings per share, because the exercise price of the options was greater than the average market price of the common shares for the full year, and therefore, the effect would have been antidilutive.

During years when we are in a net loss position, certain outstanding stock options and unvested restricted stock awards are excluded from the computation of diluted earnings per share because including them would have had an antidilutive effect.

For the years ended December 31, 2019, 2018, and 2017, stock options and unvested restricted stock awards totaling 1.2 million, 1.6 million, and 0.4 million, respectively, were excluded from the computation of diluted earnings per share because including them would have had an antidilutive effect.